Herman Miller, Inc. Supplemental Financial Data
Three and Six Months Ended December 1, 2018
(Unaudited) ($ in millions except per share data and square footage metrics)

Earnings Release Data Supplement

Herman Miller, Inc. (together with its consolidated subsidiaries, the "company", "we", "our" or "us") provides this supplement to assist investors in evaluating the company's financial and operating results and metrics. We suggest that the narratives to each of the tables included in this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures, as explained in more detail in Section II below.

Herman Miller, Inc. Supplemental Financial Data
Three and Six Months Ended December 1, 2018
(Unaudited) ($ in millions except per share data and square footage metrics)

I. Operating Segment Information

The table below summarizes select financial information, for the periods indicated, related to each of the company’s reportable segments. The North American Furniture Solutions segment includes the operations associated with the design, manufacture, and sale of furniture products for work-related settings, including office, education, and healthcare environments, throughout the United States and Canada. The business associated with the company's owned contract furniture dealers is also included in the North American Furniture Solutions segment. The ELA Furniture Solutions segment includes EMEA, Latin America, and Asia-Pacific. ELA includes the operations associated with the design, manufacture, and sale of furniture products, primarily for work-related settings, in these aforementioned geographic regions. The Specialty segment includes the operations associated with the design, manufacture, and sale of high-craft furniture products and textiles including Geiger wood products, Maharam textiles, Nemschoff and Herman Miller Collection products. The Consumer segment includes operations associated with the sale of modern design furnishings and accessories to third party retail distributors, as well as direct to consumer sales through eCommerce, Design Within Reach and HAY retail studios. Corporate costs represent unallocated expenses related to general corporate functions, including, but not limited to, certain legal, executive, corporate finance, information technology, administrative and acquisition-related costs.

	Three Months Ended			Six Months Ended
Net Sales	12/1/2018	12/2/2017	% change	12/1/2018	12/2/2017	% change
North America	$353.2	$330.5	6.9%	$696.9	$659.0	5.8%
ELA	118.5	113.0	4.9%	234.0	206.4	13.4%
Specialty	81.6	74.4	9.7%	158.9	149.5	6.3%
Consumer	99.3	86.7	14.5%	187.5	169.9	10.4%
Total	$652.6	$604.6	7.9%	$1,277.3	$1,184.8	7.8%

Gross Margin
North America	$120.6	$115.9	4.1%	$237.9	$235.5	1.0%
ELA	39.7	38.4	3.4%	77.8	70.2	10.8%
Specialty	31.4	29.3	7.2%	61.8	58.2	6.2%
Consumer	43.9	38.5	14.0%	83.2	75.1	10.8%
Total	$235.6	$222.1	6.1%	$460.7	$439.0	4.9%

Gross Margin % Net Sales
North America	34.1%	35.1%		34.1%	35.7%
ELA	33.5%	34.0%		33.2%	34.0%
Specialty	38.5%	39.4%		38.9%	38.9%
Consumer	44.2%	44.4%		44.4%	44.2%
Total	36.1%	36.7%		36.1%	37.1%

Operating Earnings (Loss)
North America	$46.4	$45.1	2.9%	$91.4	$93.9	(2.7)%
ELA	13.8	12.7	8.7%	24.3	19.6	24.0%
Specialty	4.8	2.1	128.6%	8.0	3.7	116.2%
Consumer	1.8	1.0	80.0%	3.9	1.3	200.0%
Corporate Unallocated Expenses	(13.7)	(10.5)	30.5%	(28.5)	(18.6)	53.2%
Total	$53.1	$50.4	5.4%	$99.1	$99.9	(0.8)%

Operating Earnings % Net Sales
North America	13.1%	13.6%		13.1%	14.2%
ELA	11.6%	11.2%		10.4%	9.5%
Specialty	5.9%	2.8%		5.0%	2.5%
Consumer	1.8%	1.2%		2.1%	0.8%
Total	8.1%	8.3%		7.8%	8.4%

Herman Miller, Inc. Supplemental Financial Data
Three and Six Months Ended December 1, 2018
(Unaudited) ($ in millions except per share data and square footage metrics)

II. Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures such as Adjusted Earnings per Share, Adjusted Operating Earnings (Loss), Adjusted EBITDA and Organic Growth (Decline). Adjusted Earnings per Share represents reported diluted earnings per share excluding an income tax adjustment for provisional estimates related to adoption of U.S. Tax Reform, inventory step up on HAY equity method investment, restructuring and impairment expenses, and other charges or gains, including related taxes. Adjusted Operating Earnings (Loss) represents reported operating earnings plus restructuring and impairment expenses, and other special charges. These items include certain restructuring and impairment expenses related to actions involving facilities consolidation and targeted workforce reductions, as well as special charges related to the CEO transition and third party consulting costs related to the company's profit enhancement initiatives. Adjusted EBITDA is calculated by excluding depreciation and amortization from Adjusted Operating Earnings (Loss) and including other income and expenses, equity income and the inventory step up on HAY equity method investment. Organic Growth represents the change in sales and orders, excluding currency translation effects, the impact of reclassification related to the new revenue recognition standard (ASC 606), the impact of acquisitions, divestitures and changes in shipping terms. The company believes these non-GAAP measures are useful for investors as they provide financial information on a more comparative basis for the periods presented.

Adjusted Earnings per Share, Adjusted Operating Earnings (Loss), Adjusted EBITDA and Organic Growth (Decline) are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results.

A. Reconciliation of Earnings per Share - Diluted to Adjusted Earnings per Share - Diluted

	Three Months Ended		Six Months Ended
	12/1/2018	12/2/2017	12/1/2018	12/2/2017
Earnings per Share - Diluted	$0.66	$0.55	$1.26	$1.10

Add: Adjustments Related to Adoption of U.S. Tax Cuts and Jobs Act	0.01	—	0.01	—
Add: Inventory step up on HAY equity method investment, after tax	—	—	0.01	—
Add: Special charges, after tax	0.08	—	0.14	—
Add: Restructuring and impairment expenses, after tax	—	0.02	0.02	0.04
Adjusted Earnings per Share - Diluted	$0.75	$0.57	$1.44	$1.14

Weighted Average Shares Outstanding (used for Calculating Adjusted Earnings per Share) – Diluted	59,442,219	60,272,207	59,612,113	60,296,728

B. Reconciliation of Operating Earnings and Net Income to EBITDA

	Three Months Ended						Three Months Ended
	12/1/18						12/2/17
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Operating Earnings (Loss)	$46.4	$13.8	$4.8	$1.8	$(13.7)	$53.1	$45.1	$12.7	$2.1	$1.0	$(10.5)	$50.4
% Net Sales	13.1%	11.6%	5.9%	1.8%	n/a	8.1%	13.6%	11.2%	2.8%	1.2%	n/a	8.3%

Add: Special charges	—	0.2	—	—	5.5	5.7	—	—	—	—	—	—
Add: Restructuring and Impairment Expenses	—	0.3	—	—	—	0.3	0.5	—	—	—	1.2	1.7
Adjusted Operating Earnings (Loss)	$46.4	$14.3	$4.8	$1.8	$(8.2)	$59.1	$45.6	$12.7	$2.1	$1.0	$(9.3)	$52.1
% Net Sales	13.1%	12.1%	5.9%	1.8%	n/a	9.1%	13.8%	11.2%	2.8%	1.2%	n/a	8.6%

Other (Expense) Income, net	—	—	—	—	(0.7)	(0.7)	—	—	—	—	0.3	0.3
Equity Income, net of tax	0.1	1.1	—	—	—	1.2	0.2	0.6	—	—	—	0.8
Add: Depreciation and Amortization	9.5	2.7	2.7	3.6	0.1	18.6	7.9	2.6	2.5	3.1	0.1	16.2
Adjusted EBITDA	$56.0	$18.1	$7.5	$5.4	$(8.8)	$78.2	$53.7	$15.9	$4.6	$4.1	$(8.9)	$69.4
% Net Sales	15.9%	15.3%	9.2%	5.4%	n/a	12.0%	16.2%	14.1%	6.2%	4.7%	n/a	11.5%

Herman Miller, Inc. Supplemental Financial Data
Three and Six Months Ended December 1, 2018
(Unaudited) ($ in millions except per share data and square footage metrics)

	Six Months Ended						Six Months Ended
	12/1/18						12/2/17
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total
Operating Earnings (Loss)	$91.4	$24.3	$8.0	$3.9	$(28.5)	$99.1	$93.9	$19.6	$3.7	$1.3	$(18.6)	$99.9
% Net Sales	13.1%	10.4%	5.0%	2.1%	n/a	7.8%	14.2%	9.5%	2.5%	0.8%	n/a	8.4%

Add: Special Charges	—	0.4	—	—	10.5	10.9	—	—	—	—	—	—
Add: Restructuring and Impairment Expenses	—	1.4	—	—	—	1.4	1.9	—	—	—	1.9	3.8
Adjusted Operating Earnings (Loss)	$91.4	$26.1	$8.0	$3.9	$(18.0)	$111.4	$95.8	$19.6	$3.7	$1.3	$(16.7)	$103.7
% Net Sales	13.1%	11.2%	5.0%	2.1%	n/a	8.7%	14.5%	9.5%	2.5%	0.8%	n/a	8.8%

Other Income (Expense), net	—	—	—	—	0.3	0.3	—	—	—	—	1.0	1.0
Equity Income, net of tax	0.3	1.5	—	—	—	1.8	0.4	1.1	—	—	—	1.5
Add: Depreciation and Amortization	19.6	5.4	5.4	6.9	0.3	37.6	15.7	5.0	4.9	5.9	0.3	31.8
Add: Inventory step up on HAY equity method investment	—	—	—	—	0.6	0.6	—	—	—	—	—	—
Adjusted EBITDA	$111.3	$33.0	$13.4	$10.8	$(16.8)	$151.7	$111.9	$25.7	$8.6	$7.2	$(15.4)	$138.0
% Net Sales	16.0%	14.1%	8.4%	5.8%	n/a	11.9%	17.0%	12.5%	5.8%	4.2%	n/a	11.6%

	Three Months Ended		Six Months Ended
	12/1/18	12/2/17	12/1/18	12/2/17
Net Earnings	$39.3	$33.5	$75.2	$66.5
Add: Interest Expense	3.1	3.7	6.0	7.4
Add: Income Tax Expense	11.2	14.3	20.0	28.5
Add: Depreciation and Amortization	18.6	16.2	37.6	31.8
Add: Special Charges	5.7	—	10.9	—
Add: Restructuring and Impairment Expenses	0.3	1.7	1.4	3.8
Add: Inventory Step-up on HAY Equity Method Investment	—	—	0.6	—
Adjusted EBITDA	$78.2	$69.4	$151.7	$138.0

C. Organic Sales Growth by Segment

	Three Months Ended					Three Months Ended
	12/1/18					12/2/17
	North America	ELA	Specialty	Consumer	Total	North America	ELA	Specialty	Consumer	Total
Net Sales, as reported	$353.2	$118.5	$81.6	$99.3	$652.6	$330.5	$113.0	$74.4	$86.7	$604.6
% change from PY	6.9%	4.9%	9.7%	14.5%	7.9%

Proforma Adjustments
Currency Translation Effects (1)	1.0	2.9	—	0.1	4.0	—	—	—	—	—
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	—	5.3	3.4	0.6	—	9.3
Net Sales, organic	$354.2	$121.4	$81.6	$99.4	$656.6	$335.8	$116.4	$75.0	$86.7	$613.9
% change from PY	5.5%	4.3%	8.8%	14.6%	7.0%

(1) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller, Inc. Supplemental Financial Data
Three and Six Months Ended December 1, 2018
(Unaudited) ($ in millions except per share data and square footage metrics)

	Six Months Ended					Six Months Ended
	12/1/18					12/2/17
	North America	ELA	Specialty	Consumer	Total	North America	ELA	Specialty	Consumer	Total
Net Sales, as reported	$696.9	$234.0	$158.9	$187.5	$1,277.3	$659.0	$206.4	$149.5	$169.9	$1,184.8
% change from PY	5.8%	13.4%	6.3%	10.4%	7.8%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	(0.8)	—	—	—	(0.8)
Currency Translation Effects (1)	1.5	4.0	0.1	0.1	5.7	—	—	—	—	—
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	—	9.9	5.5	1.2	—	16.6
Impact of Change in DWR Shipping Terms	—	—	—	—	—	—	—	—	(5.0)	(5.0)
Net sales, organic	$698.4	$238.0	$159.0	$187.6	$1,283.0	$668.1	$211.9	$150.7	$164.9	$1,195.6
% change from PY	4.5%	12.3%	5.5%	13.8%	7.3%

D. Organic Order Growth by Segment

	Three Months Ended					Three Months Ended
	12/1/18					12/2/17
	North America	ELA	Specialty	Consumer	Total	North America	ELA	Specialty	Consumer	Total
Orders, as reported	$370.6	$137.3	$87.1	$107.6	$702.6	$341.1	$118.0	$77.1	$93.2	$629.4
% change from PY	8.6%	16.4%	13.0%	15.5%	11.6%

Proforma Adjustments
Currency Translation Effects (1)	0.9	2.4	—	0.1	3.4	—	—	—	—	—
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	—	7.0	3.4	0.5	—	10.9
Orders, organic	$371.5	$139.7	$87.1	$107.7	$706.0	$348.1	$121.4	$77.6	$93.2	$640.3
% change from PY	6.7%	15.1%	12.2%	15.6%	10.3%

	Six Months Ended					Six Months Ended
	12/1/18					12/2/17
	North America	ELA	Specialty	Consumer	Total	North America	ELA	Specialty	Consumer	Total
Orders, as reported	$715.6	$262.3	$167.2	$188.1	$1,333.2	$675.8	$226.5	$152.5	$169.4	$1,224.2
% change from PY	5.9%	15.8%	9.6%	11.0%	8.9%

Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	(2.2)	—	—	—	(2.2)
Currency Translation Effects (1)	1.5	3.8	0.1	0.1	5.5	—	—	—	—	—
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	—	12.0	5.5	1.0	—	18.5
Orders, organic	$717.1	$266.1	$167.3	$188.2	$1,338.7	$685.6	$232.0	$153.5	$169.4	$1,240.5
% change from PY	4.6%	14.7%	9.0%	11.1%	7.9%

(1) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller, Inc. Supplemental Financial Data
Three and Six Months Ended December 1, 2018
(Unaudited) ($ in millions except per share data and square footage metrics)

E. Design Within Reach Studio Metrics

	Studio Count				Studio Selling Square Footage
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	12/1/18	12/2/17	12/1/18	12/2/17	12/1/18	12/2/17	12/1/18	12/2/17
Beginning of Period	33	32	32	31	372,515	343,539	357,387	317,456
Studio Openings	—	1	2	3	—	13,398	17,878	43,579
Studio Expansions (Reductions)	—	—	—	—	(3,300)	4,500	(3,300)	4,500
Studio Closings	—	(1)	(1)	(2)	—	(4,050)	(2,750)	(8,148)
End of Period	33	32	33	32	369,215	357,387	369,215	357,387
Comparable Studios, End of Period	28	22	27	21
Non-Comparable Studios, End of Period	5	10	6	11

	Studio Revenue Metrics
	Three Months Ended		Six Months Ended
	12/1/18	12/2/17	12/1/18	12/2/17
Average Studio Square Footage	370,865	350,463	363,301	337,422
Annualized Net Sales per Square Foot, All Studios	$534	$520	$532	$525
DWR Comparable Brand Sales*	5.3%	8.0%	7.2%	11.0%
Annualized Net Sales per Square Foot, Comparable Studios	$565	$621	$564	$638
*DWR comparable brand sales reflects the year-over-year change in net sales across the multiple channels that DWR serves, including studios, outlets, contract, catalog, phone and e-commerce.
Note: Consumer segment sales also include sales through eCommerce, outlet store, call center and wholesale channels.

F. Sales and Earnings Guidance - Upcoming Quarter	Company Guidance
Q3 Fiscal 2019
Net Sales	$615 million to $630 million
Gross Margin %	35.75% - 36.75%
Operating Expenses	$177 million to $182 million
Effective Tax Rate	20% - 22%
Earnings Per Share, Diluted	$0.59 to $0.63

Herman Miller, Inc. Supplemental Financial Data
Three and Six Months Ended December 1, 2018
(Unaudited) ($ in millions except per share data and square footage metrics)

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the office furniture industry, the economy, and the Company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” "likely,” “plans,” “projects,” and “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks include, without limitation, the success of our growth strategy, our success in initiatives aimed at achieving long-term profit optimization goals, employment and general economic conditions, the pace of economic recovery in the U.S. and in our International markets, the increase in white-collar employment, the willingness of customers to undertake capital expenditures, the types of products purchased by customers, competitive-pricing pressures, the availability and pricing of raw materials, our reliance on a limited number of suppliers, our ability to expand globally given the risks associated with regulatory and legal compliance challenges and accompanying currency fluctuations, changes in future tax legislation or interpretation of current tax legislation, the ability to increase prices to absorb the additional costs of raw materials, changes in global tariff regulations, the financial strength of our dealers and the financial strength of our customers, our ability to locate new studios, negotiate favorable lease terms for new and existing locations and implement our studio portfolio transformation, our ability to attract and retain key executives and other qualified employees, our ability to continue to make product innovations, the success of newly-introduced products, our ability to serve all of our markets, possible acquisitions, divestitures or alliances, our ability to integrate and benefit from acquisitions and investments, the pace and level of government procurement, the outcome of pending litigation or governmental audits or investigations, political risk in the markets we serve, and other risks identified in our filings with the Securities and Exchange Commission. Therefore, actual results and outcomes may materially differ from what we express or forecast. Furthermore, Herman Miller, Inc. undertakes no obligation to update, amend or clarify forward-looking statements.